Exhibit 10.09

AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 15, 2005, is entered into by and among PAINCARE HOLDINGS, INC., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), each of the lenders that is a signatory to this Amendment (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and HBK INVESTMENTS L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), in light of the following:

W I T N E S S E T H

WHEREAS, Parent, each Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of May 10, 2005 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, Parent and each Borrower has requested that the Lender Group agree to amend the Loan Agreement in accordance with the provisions of this Amendment; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lender Group is willing to so amend the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“First Amendment” means that certain Amendment Number One to Loan and Security Agreement dated as of September 15, 2005, by and among Parent, the Borrowers and the Lender Group.

“First Amendment Effective Date” means the date, if ever, that all of the conditions set forth in Section 3 of the First Amendment shall be satisfied (or waived by Agent in its sole discretion).

“Term Loan A” has the meaning set forth in Section 2.2(a).

“Term Loan A Amount” means $25,000,000.

“Term Loan A Commitment” means, with respect to each Lender, its Term Loan A Commitment, and, with respect to all Lenders, their Term Loan A Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 14.1.

“Term Loan A Yield Maintenance Amount” means, as of any date prior to the first anniversary of the Closing Date, an amount equal to the product of (a) the greater of (i) $10,000,000 and (ii) the outstanding principal balance of the Term Loan A as of such date times (b) a per annum rate for the period between such date and the first anniversary of the Closing Date equal to the LIBOR Rate as of such date plus the LIBOR Rate Term Loan Margin.

“Term Loan B” has the meaning set forth in Section 2.2(b).

“Term Loan B Amount” means $5,000,000.

“Term Loan B Closing Fee” has the meaning set forth in Section 2.11(c).

“Term Loan B Commitment” means, with respect to each Lender, its Term Loan B Commitment, and, with respect to all Lenders, their Term Loan B Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 14.1.

“Term Loan B Yield Maintenance Amount” means, as of any date prior to the first anniversary of the First Amendment Effective Date, an amount equal to the product of (a) the outstanding principal balance of the Term Loan B as of such date times (b) a per annum rate for the period between such date and the first anniversary of the First Amendment Effective Date equal to the LIBOR Rate as of such date plus the LIBOR Rate Term Loan Margin.

(b) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Applicable Prepayment Premium” means, as of any date of determination, an amount equal to the sum of (a) with respect to Term Loan A, (i) during the period from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, the greater of (A) the Term Loan A Yield Maintenance Amount, and (B) $750,000, (ii) during the period from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, $500,000, and (iii) during the period of time from and including the date that is the second anniversary of the Closing Date up to the date that is the third anniversary of the Closing Date, $250,000, plus (b) with respect to Term Loan B, (i) during the period from and after the First Amendment Effective Date up to the date that is the first anniversary of the First Amendment Effective Date, the greater of (A) the Term Loan B Yield Maintenance Amount, and (B) $150,000, (ii) during the period from and including the date that is the first anniversary of the First Amendment Effective Date up to the date that is the second anniversary of the First Amendment Effective Date, $100,000, and (iii) during the period of time from and including the date that is the second anniversary of the First Amendment Effective Date up to the date that is the third anniversary of the First Amendment Effective Date, $50,000.

“Commitment” means, with respect to each Lender, its Term Loan A Commitment, its Term Loan B Commitment or its Total Commitment, as the context requires, and, with respect to all Lenders, their Term Loan A Commitments, their Term Loan B Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 14.1.

“Pro Rata Share” means, as of any date of determination:

(a) with respect to a Lender’s obligation to make a Term Loan A and receive payments of interest, fees, and principal with respect thereto, (i) priort to the Term Loan Expiration Date, the percentage obtained by dividing (y) the sum of (A) such Lender’s remaining Term Loan A Commitment, and (B) the outstanding principal balance of such Lender’s Term Loans A, by (z) the sume of (A) the aggregate amount of all Lenders’ remaining Term Loan A Commitments, and (B) the aggregate outstanding principal balance of all Term Loans A, and (ii) from and after the Term Loan Expiration Date, the percentage obtained by dividing (y) the outstanding principal balance of such Lender’s Term Loans A by (z) the aggregate outstanding principal balance of all Term Loans A,

(b) with respect to a Lender’s obligation to make a Term Loan B and receive payments of interest, fees, and principal with respect thereto, (i) prior to the Term Loan Expiration Date, the percentage obtained by dividing (y) the sum of (A) such Lender’s remaining Term Loan B Commitment, and (B) the outstanding principal balance of such Lender’s Term Loans B, by (z) the sum of (A) the aggregate amount of all Lenders’ remaining Term Loan B Commitments, and (B) the aggregate outstanding principal balance of all Term Loan B, and (ii) from and after the Term Loan Expiration Date, the percentage obtained by dividing (y) the outstanding principal balance of such Lender’s Term Loans B by (z) the aggregate outstanding principal balance of all Term Loans B, or

(c) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) the sum of (A) such Lender’s remaining Term Loan A Commitment and Term Loan B Commitment (if any), and (B) the outstanding principal balance of such Lender’s Term Loans A and Term Loans B, by (ii) the sum of (A) the aggregate amount of all Lenders’ remaining Term Loan A Commitments and Term Loan B Commitments (if any), and (B) the aggregate outstanding principal balance of all Term Loans A and Term Loans B.

“Term Loan” and “Term Loans” means Term Loan A and/or Term Loan B, as the context requires.

(c) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of the terms “Term Loan Amount”, “Term Loan Commitment”, and “Yield Maintenance Amount” in their entirety.

(d) Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.2 Term Loans.

(a) Term Loan A. Subject to the terms and conditions of this Agreement, each Lender with a Term Loan A Commitment agrees (severally, not jointly or jointly and severally) to make term loans A (collectively, “Term Loan A”) to Borrowers from time to time from the Closing Date until the Term Loan Expiration Date, or until the earlier reduction of its Term Loan A Commitment to zero in accordance with the terms hereof, in an aggregate principal amount not to exceed the unused portion of such Lender’s Term Loan A Commitment. The aggregate principal amount of Term Loan A (based on the initial principal amount) shall not exceed the Term Loan A Amount. The Term Loan A Commitment of each Lender shall (x) automatically and permanently be reduced to the extent that such Lender makes a Term Loan A to Borrowers, and (y) automatically and permanently be reduced to zero on the Term Loan Expiration Date. Each Term Loan A requested by Borrowers pursuant to this Section 2.2(a) shall be in a minimum amount of $2,500,000. Any principal amount of Term Loan A that is repaid or prepaid may not be reborrowed. The outstanding principal of the Term Loan A shall be repayable by the Borrowers in consecutive quarterly installments, on the first day of each April, July, October and January, commencing on April 1, 2006 and ending on the Maturity Date (or if earlier than the Maturity Date, the date that the Term Loans have been repaid in full) consisting of (i) during the period from April 1, 2006 through January 1, 2007, quarterly payments of $625,000, (ii) during the period from April 1, 2007 through January 1, 2008, quarterly payments of $1,250,000, and

(iii) during the period from April 1, 2008 through the Maturity Date, equal quarterly payments which, in the aggregate, equal the remaining outstanding principal balance of Term Loan A; provided, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan A; provided, further, for the avoidance of doubt, no installment shall be due during any period where the outstanding principal amount of Term Loan A has been repaid in full. The outstanding unpaid principal balance and all accrued and unpaid interest under Term Loan A shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under Term Loan A shall constitute Obligations.

(b) Term Loan B. Subject to the terms and conditions of this Agreement, each Lender with a Term Loan B Commitment agrees (severally, not jointly or jointly and severally) to make term loans B (collectively, “Term Loan B”) to Borrowers from time to time from the First Amendment Effective Date until the Term Loan Expiration Date, or until the earlier reduction of its Term Loan B Commitment to zero in accordance with the terms hereof, in an aggregate principal amount not to exceed the unused portion of such Lender’s Term Loan B Commitment. The aggregate principal amount of Term Loan B (based on the initial principal amount) shall not exceed the Term Loan B Amount. The Term Loan B Commitment of each Lender shall (x) automatically and permanently be reduced to the extent that such Lender makes a Term Loan B to Borrowers, and (y) automatically and permanently be reduced to zero on the Term Loan Expiration Date. Each Term Loan B requested by Borrowers pursuant to this Section 2.2(b) shall be in a minimum amount of $2,500,000. Any principal amount of Term Loan B that is repaid or prepaid may not be reborrowed. The outstanding principal of the Term Loan B shall be repayable by the Borrowers in consecutive quarterly installments, on the first day of each April, July, October and January, commencing on April 1, 2006 and ending on the Maturity Date (or if earlier than the Maturity Date, the date that the Term Loans have been repaid in full) consisting of (i) during the period from April 1, 2006 through January 1, 2007, quarterly payments of $125,000, (ii) during the period from April 1, 2007 through January 1, 2008, quarterly payments of $250,000, and (iii) during the period from April 1, 2008 through the Maturity Date, equal quarterly payments which, in the aggregate, equal the remaining outstanding principal balance of Term Loan B; provided, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan B; provided, further, for the avoidance of doubt, no installment shall be due during any period where the outstanding principal amount of Term Loan B has been repaid in full. The outstanding unpaid principal balance and all accrued and unpaid interest under Term Loan B shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under Term Loan B shall constitute Obligations.”

(e) Section 2.3(c)(i)(2) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(2) the requested Borrowing would exceed the unused portion of the Term Loan A Commitments or the Term Loan B Commitments, as applicable.”

(f) Section 2.11 of the Loan Agreement is hereby amended (i) by deleting the word “and” at the end of clause (a), (ii) by deleting the period at the end of clause (b) and replacing it with “, and”, and (iv) by adding the following new clause (c):

“(c) Term Loan B Closing Fee. An amendment fee in the amount of $100,000 (the “Term Loan B Closing Fee”), which amendment fee shall be fully earned on the First Amendment Effective Date, and shall be charged to Borrowers’ Loan Account on such date.”

(g) Section 2.17 of the Loan Agreement is hereby amended by deleting the phrase “each Lender with a Term Loan Commitment” and replacing it with the phrase “each Lender with a Term Loan A Commitment or a Term Loan B Commitment”.

(h) Section 15.1(j) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(j) change the definition of Term Loan A Amount, Term Loan B Amount or Term Loan Expiration Date, or”

(i) Schedule C-1 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Amendment.

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit B (the “Consent”), duly executed and delivered by an authorized official of each Guarantor;

(c) Agent shall have received a certificate of status with respect to each Borrower and each Guarantor, dated within 10 days of the date hereof, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower or Guarantor, as applicable, which certificate shall indicate that such Borrower or Guarantor, as applicable, is in good standing in such jurisdiction;

(d) Agent shall have received a certificate from the secretary of Parent certifying that, except as disclosed therein, the Governing Documents of the Borrowers and the Guarantors have not been amended since the Closing Date;

(e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor or any member of the Lender Group.

4. REPRESENTATIONS AND WARRANTIES. Parent and each Borrower hereby represents and warrants to the Lender Group as follows:

(a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) The execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within Parent’s and each Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

(c) This Amendment and the Loan Agreement, as amended by this Amendment, constitute Parent’s and each Borrower’s legal, valid, and binding obligation, enforceable against Parent and such Borrower in accordance with its terms,

(d) This Amendment has been duly executed and delivered by Parent and each Borrower,

(e) The execution, delivery, and performance of the Consent is within each Guarantor’s corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

(f) The Consent constitutes each Guarantor’s legal, valid, and binding obligations, enforceable against each such Person in accordance with its terms,

(g) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment,

(h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group, and

(i) The Consent has been duly executed and delivered by each Guarantor.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor shall operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PAINCARE HOLDINGS, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE SURGERY CENTERS, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

ADVANCED ORTHOPAEDICS OF SOUTH FLORIDA II, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAIN AND REHABILITATION NETWORK, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

MEDICAL REHABILITATION SPECIALISTS II, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY V, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY VI, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

HEALTH CARE CENTER OF TAMPA, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY VIII, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY IX, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY X, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY XI, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

GEORGIA SURGICAL CENTERS, INC. a Georgia corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY XIII, INC., a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

BENJAMIN ZOLPER, M.D., INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY XV, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY XVII, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY XIX, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE ACQUISITION COMPANY XVIII, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE SURGERY CENTERS I, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

PAINCARE SURGERY CENTERS II, INC. a Florida corporation

By:	/s/ Randy Lubinsky
Name:	Randy Lubinsky
Title:	Chief Executive Officer

HBK INVESTMENTS L.P., a Delaware limited partnership, as Agent

By:	/s/ David C. Haly
Its authorized signatory

PCRL INVESTMENTS L.P., a Delaware limited partnership, as Lender

By:	/s/ David C. Haly
Its authorized signatory

Exhibit A

Schedule C-1

Commitments

Lender	Term Loan A Commitment	Term Loan B Commitment	Total Commitment
PCRL INVESTMENTS L.P.	$25,000,000.00	$5,000,000.00	$30,000,000.00

All Lenders	$25,000,000.00	$5,000,000.00	$30,000,000.00

Exhibit B

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among PAINCARE HOLDINGS, INC., a Florida corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), each of the lenders that is a signatory to thereto (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and HBK INVESTMENTS L.P., a Delaware limited partnership, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), dated as of May 10, 2005 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), or in Amendment Number Three to Loan and Security Agreement, dated as of August     , 2005 (the “Amendment”), among Parent, the Borrowers and the Lender Group. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

PAINCARE HOLDINGS, INC.,
a Florida corporation

By:
Name:
Title:

PAINCARE, INC., a Nevada corporation

By:
Name:
Title:

PAINCARE MANAGEMENT SERVICES, INC., a Florida corporation

By:
Name:
Title:

CAPERIAN, INC., a Florida corporation

By:
Name:
Title: